2024 ASH Management Call Clinical Data Updates: Bitopertin, DISC-0974, and DISC-3405 December 8, 2024 Exhibit 99.1

Disclaimer and FLS This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, express or implied statements regarding Disc’s expectations with respect to: (i) the timing, progress and results of preclinical studies and clinical trials for bitopertin, DISC-0974, DISC-3405 and other product candidates Disc may develop, including statements regarding the timing of initiation and completion of studies or trials and related preparatory work and the period during which results will become available; (ii) Disc’s research and development plans, including plans to explore the therapeutic potential of DISC-0974 in other anemias of inflammation; (iii) the possible regulatory path for bitopertin in EPP, including the potential to seek approval under the Accelerated Approval pathway and the timeline of related discussions with the FDA; (iii) Disc’s analysis of the market potential for its product candidates; (iv) Disc’s commercialization plans for bitopertin; and (v) Disc’s future cash position. The use of words such as, but not limited to, “believe,” “expect,” “estimate,” “project,” “intend,” “future,” “potential,” “continue,” “may,” “might,” “plan,” “will,” “should,” “seek,” “anticipate,” or “could” or the negative of these terms and other similar words or expressions that are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on Disc’s current beliefs, expectations and assumptions regarding the future of Disc’s business, future plans and strategies, clinical results and other future conditions. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Disc may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and investors should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements as a result of a number of material risks and uncertainties including but not limited to: the adequacy of Disc’s capital to support its future operations and its ability to successfully initiate and complete clinical trials; the nature, strategy and focus of Disc; the difficulty in predicting the time and cost of development of Disc’s product candidates; Disc’s plans to research, develop and commercialize its current and future product candidates; the timing of initiation of Disc’s planned preclinical studies and clinical trials; the timing of the availability of data from Disc’s clinical trials; Disc’s ability to identify additional product candidates with significant commercial potential and to expand its pipeline in hematological diseases; the timing and anticipated results of Disc’s preclinical studies and clinical trials and the risk that the results of Disc’s preclinical studies and clinical trials may not be predictive of future results in connection with future studies or clinical trials and may not support further development and marketing approval; and the other risks and uncertainties described in Disc’s filings with the Securities and Exchange Commission, including in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2023, and in subsequent Quarterly Reports on Form 10-Q. Any forward-looking statement speaks only as of the date on which it was made. None of Disc, nor its affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as result of new information, future events or otherwise, except as required by law.

Bitopertin, DISC-0974, and DISC-3405 are investigational agents and are not approved for use as therapies in any jurisdiction worldwide CONFIDENTIAL

Agenda 01 Introduction and Summary John Quisel, JD, PhD, Chief Executive Officer 02 Bitopertin in EPP Review of Updated Data and Regulatory Path Will Savage, MD, PhD, Chief Medical Officer EPP Market Opportunity and Commercialization Approach Pamela Stephenson, MPH, Chief Commercial Officer 03 DISC-0974 Updated Data in Anemia of MF and Phase 2 Study Plan Will Savage, MD, PhD, Chief Medical Officer Preclinical Data in Anemia of IBD Will Savage, MD, PhD, Chief Medical Officer Closing Remarks John Quisel, JD, PhD, Chief Executive Officer 05 Q&A Session 06 04 DISC-3405 Phase 1b MAD and Preclinical SCD Data Will Savage, MD, PhD, Chief Medical Officer

Disc's Hematology-Focused Pipeline

Multiple programs in development with pipeline-in-a-product potential

Portfolio	Program	Preclinical / Phase 1 / Phase 2 / Phase 3 / Confirmatory
Heme Biosynthesis Modulator	**Bitopertin†** GlyT1 Inhibitor Oral, once-daily	Erythropoietic Porphyrias (EPP and XLP) – *Potential for Accelerated Approval; study to start mid-2025*
		Diamond-Blackfan Anemia – *Initiated July 2023***
Hepcidin Suppression Increase Iron	**DISC-0974‡** Anti-HJV monoclonal antibody Subcutaneous, once-monthly	Anemia of Myelofibrosis (MF)
		Anemia of Non-Dialysis-Dependent Chronic Kidney Disease (CKD)
	DISC-0998‡ Anti-HJV monoclonal antibody Extended half-life	Anemia Associated with Inflammatory Diseases
Hepcidin Induction Restrict Iron	**DISC-3405*** Anti-TMPRSS6 Monoclonal antibody	Healthy Volunteers – *Initiated October 2023*

Iron Modulation

† Bitopertin in-licensed from Roche; ‡ DISC-0974 and DISC-0998 in-licensed from AbbVie; *DISC-3405 in-licensed from Mabwell (formerly MWTX-003); **IIT with the NIH

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Bitopertin: Summary of Updates Strong data package and high unmet need in EPP support a potential path to accelerated approval BEACON data show similar results between adults and adolescents with clear correlation between PPIX reduction and clinical outcomes Strong market potential due to engaged patient and KOL community; commercial readiness activities well underway Patient survey highlights the burden of EPP and its impacts on multiple aspects of daily life Positive feedback from EOP2 meeting with the FDA setting up a path to accelerated approval

DISC-0974: Summary of Updates for Multiple Indications Positive impact on clinically meaningful measures of anemia across a broad range of MF patients Development path aligned on with regulators; Phase 2 study initiated Initial proof of concept in anemia of CKD and preclinical evidence in broader anemias of inflammatory disease Substantial reductions in hepcidin and increases in iron levels translating to hematologic response Final results from the Phase 1b study in MF anemia demonstrate efficacy across patient types; clinical data in CKD and preclinical data in IBD provide evidence of broad potential in anemias of inflammation. Key findings:

DISC-3405: Summary of ASH Data Deep, sustained reductions in serum iron (50-80% from baseline) supportive of SC monthly dosing Meaningful changes in hematologic parameters, supporting initiation of a Phase 2 study in PV in 2025 Preclinical SCD data showing decreased HbS concentration and improved markers of inflammation and hemolysis Substantial, dose-dependent increase in hepcidin levels Multiple-ascending dose portion of the DISC-3405 healthy volunteer study confirmed proof of mechanism, and preclinical data demonstrated potential for use in sickle cell disease. Key findings:

Agenda 01 Introduction and Summary John Quisel, JD, PhD, Chief Executive Officer 02 Bitopertin in EPP Review of Updated Data and Regulatory Path Will Savage, MD, PhD, Chief Medical Officer EPP Market Opportunity and Commercialization Approach Pamela Stephenson, MPH, Chief Commercial Officer 03 DISC-0974 Updated Data in Anemia of MF and Phase 2 Study Plan Will Savage, MD, PhD, Chief Medical Officer Preclinical Data in Anemia of IBD Will Savage, MD, PhD, Chief Medical Officer Closing Remarks John Quisel, JD, PhD, Chief Executive Officer 05 Q&A Session 06 04 DISC-3405 Phase 1b MAD and Preclinical SCD Data Will Savage, MD, PhD, Chief Medical Officer

EPP Phase 2 Development Program BEACON, AURORA, and HELIOS Studies Successful End of Phase 2 meeting with the FDA puts bitopertin on a path to potential accelerated approval, with the confirmatory APOLLO study starting by mid-2025 EPP and XLP; N = 26 (22 adults, 4 adolescents) Australia Open-label, randomized, 24-week study EPP; N = 75 adults United States Double-blind, randomized, placebo-controlled, 17-week study EPP and XLP; adults and adolescents US and Australia Open-label extension study (>80% rollover from BEACON and AURORA)

Summary of AURORA Results

Bitopertin 60 mg


AURORA
PPIX Change: Bitopertin 60 mg
Sunlight Exposure: Bitopertin 60 mg
% Change in WB PPIX
0
-10
-20
-30
-40
-50
Difference vs Placebo in Pain-Free Sunlight Exposure (hr)
12
8
4
0
-4
0 2 4 6 8 10 12 14 16
Study Week
Phototoxic Reactions
Placebo
Bitopertin 60 mg
= Phototoxic Reaction
= 2 Phototoxic Reactions

- **Significant reductions in PPIX**
  40% reduction vs baseline
- **Time-dependent improvements in pain-free time in sunlight vs placebo**
  2x more light time vs baseline
- **Significant 75% reduction in rate of phototoxic reactions vs placebo**
  Phototoxic reaction-free in last 60 days
- **Significant improvement in PGIC vs placebo**
  86% reported EPP was ‘much better’
- **Clear association between PPIX reduction and clinical endpoints**

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Summary of BEACON Results Consistent with AURORA data, with similar results in adults and adolescents Phototoxic Reactions Bitopertin 60 mg Tertiles of PPIX Change Light Tolerance Measure (Mean ± SD) Tertile 3 (-43% to 25%) Tertile 2 (-53% to -43%) Tertile 1 (-98% to -53%) Cumulative total time in sunlight without pain (hr) 145.6 ± 99.5 190.5 ± 111.6 262.1 ± 160.6 Average time in sunlight without pain (hr) 0.86 ± 0.6 1.1 ± 0.7 1.6 ± 1.0 Change from baseline in time to prodrome (min) 85.3 ± 78.8 96.0 ± 109.0 165.5 ± 128.8 PPIX Decreased PPIX Increased Significant reductions in PPIX, improvements in pain-free time in sunlight, reductions in rate of phototoxic reactions, and improvement in QoL with clear association between PPIX reduction and clinical endpoints Compared to 16 reactions in the 4-week baseline period (92% reduction)

EPP LIGHT Survey

Highlights the significant burden of illness and unmet need in EPP

Quantitative survey conducted with 197 EPP patients (164 adults, 33 adolescents) from May to July 2024 reinforces the severity of phototoxic reactions, the high rate of comorbidities, and the overall impact EPP has on daily life

Significant Impacts of EPP

Phototoxic Reactions

- **5 days** for reaction to improve
- **7.5 / 10** pain level from a reaction

Comorbidities

- **33%** with liver or gallbladder issues
- **>70%** depressed or anxious due to EPP

Daily Life

- **22%** missed work due to EPP*
- **33%** missed school due to EPP*
- **63%** experience greater social isolation**

*of those who work (n=114) / are in school (n=45); **of adults, compared to the general population. Source: EPP LIGHT Survey, ASH 2024 Abstract #3631

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Alignment with the FDA on all proposed study parameters FDA acknowledged that EPP is a serious and potentially life-threatening disease with significant unmet medical need FDA agreed that average monthly time in sunlight without pain at the end of a 6-month treatment period can be used as a primary endpoint Key Takeaways from Positive End of Phase 2 Meeting Proceeding to APOLLO, a 6-month study with a 60 mg dose of bitopertin in EPP and XLP patients ages 12+ by mid-2025 PPIX reduction may be sufficient as a surrogate endpoint supportive of accelerated approval

EPP Opportunity Engaged, concentrated patient and KOL community eager for a disease-modifying therapy Focused HCP Network EPP experts Rare Disease 6K engaged US patients Differentiated Product Disease-modifying effects High Unmet Need Significant impact to health and QoL EPP Opportunity

The EPP patient population is well-defined and relatively concentrated, enabling an efficient commercial model

Prevalence of EPP Patients in the US


~ 20K
Predicted Genetic Prevalence of EPP
~ 14K
~ 6.1K
~ 3.2K
Expansion
Misdiagnosed or have not sought treatment for EPP
Growth
Patients with lower degree of engagement with HC system
Focus
Engaged EPP patients recent or recurring claims

Distribution of EPP Treatment Centers


# of Patients
>350
3
= EPP Center of Excellence

Concentration of patients in key accounts enables a targeted and efficient field force

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Source: Trinity Life Sciences; Komodo Claims Data (2016-2022)
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Building strong relationships with patient advocacy groups and physician organizations worldwide

Commercial Readiness Activities Well Underway Patient Identification and Account Mapping  Payer Engagement and Pricing Assessments  Evidence Generation, including HEOR and Burden of Illness  Disease State Education and Brand Proposition  Operational Readiness  Commercial Manufacturing and Supply 

Discussion of confirmatory study design with FDA, with updates provided in Q1 2025 APOLLO study initiation by mid-2025 European protocol assistance and confirmation of regulatory path with EMA Continued commercialization and launch preparation Next Steps Positive EOP2 meeting sets up the path toward potential accelerated approval Additional data from BEACON supportive of drug activity and use of bitopertin in adolescents Robust market opportunity with a clearly defined population of 3-6K patients with the opportunity to expand to 14K DBA Study: 14 patients have been enrolled; bitopertin has been well-tolerated with safety consistent with prior studies; efficacy evaluation is ongoing Bitopertin Summary and Next Steps Bitopertin Summary

Agenda 01 Introduction and Summary John Quisel, JD, PhD, Chief Executive Officer 02 Bitopertin in EPP Review of Updated Data and Regulatory Path Will Savage, MD, PhD, Chief Medical Officer EPP Market Opportunity and Commercialization Approach Pamela Stephenson, MPH, Chief Commercial Officer 03 DISC-0974 Updated Data in Anemia of MF and Phase 2 Study Plan Will Savage, MD, PhD, Chief Medical Officer Preclinical Data in Anemia of IBD Will Savage, MD, PhD, Chief Medical Officer Closing Remarks John Quisel, JD, PhD, Chief Executive Officer 05 Q&A Session 06 04 DISC-3405 Phase 1b MAD and Preclinical SCD Data Will Savage, MD, PhD, Chief Medical Officer

DISC-0974: Novel Anti-HJV mAb to Suppress Hepcidin Designed to enhance iron availability to address a wide range of hematologic disorders Releases iron stores Enables GI absorption Increases Iron Reduces Hepcidin Inhibits endogenous production of hepcidin Potential to treat wide range of anemias Enables RBC Production HJV = hemojuvelin

Screening (28 Days) Treatment Period (6 months) Optional Continuation (Up to 2 years) Study Endpoints Primary: Safety and tolerability; Secondary: Hematologic response, pharmacodynamic markers of mechanism engagement Screen Baseline D15 D29 D43 D71 D113 D141 D169/EOS 14 mg 28 mg 50 mg 75 mg 100 mg Overall Treated, N 1 7 12 9 6 35 Completed study, N (%) 1 (100) 6 (86) 12 (100) 8 (89) 5 (83) 32 (91) Subjects with early withdrawal (N)* 0 1 0 0 1 2 Participating in continuation, N (%) 0 2 (29) 10 (83) 8 (89) 4 (67) 24 (69) Concomitant JAK inhibitor, N (%) 0 4 (57) 6 (50) 2 (22) 1 (17) 13 (37) Baseline hepcidin, median (min, max), ng/mL 48 93 (21, 171) 90 (9, 156) 47 (23, 188) 64 (12, 375) 69 (9, 375) Baseline hemoglobin, median (min, max), g/dL 8.2 8.4 (6.7, 9.3) 8.4 (5.5, 10) 8.8 (6.7, 9.9) 8.3 (5.5, 9) 8.4 (5.5, 10) Q28 Day/EOS D2 D8 D22 85 D57 *Reason for early withdrawal: Physician decision due to inadequate response (n=2) D1 DISC-0974 Anemia of MF Phase 1b Study overview – enrollment data as of October 17, 2024

DISC-0974 Anemia of MF Phase 1b

Overview of patient segmentation

Shift informed by **FDA feedback** on clinically meaningful measures for MF anemia patient types and **new clinical response criteria**[1]

	Non-Transfusion Dependent (NTD)	Transfusion Dependent (TD)	
Previous Data Readouts	Hgb <10 and not TD	≥6 units transfused / 12 weeks	

	nTD	TD Low	TD High
Today	**Hgb <10 and 0 units transfused / 12 weeks**	**1-2 units transfused / 12 weeks**	**3-12 units transfused / 12 weeks**

Source: [1]Tefferi A, et al. Blood. 2024.

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DISC-0974 Anemia of MF Phase 1b Results Pharmacodynamics DISC-0974 demonstrated consistent decreases in hepcidin and increases in serum iron across patients Iron mobilization translated to increased reticulocyte hemoglobin and hemoglobin from baseline Serum Hepcidin Serum Iron Reticulocyte Hemoglobin Hemoglobin 28 mg 50 mg 75 mg 100 mg

DISC-0974 Anemia of MF Phase 1b Results

Hematologic response: nTD participants* (n=22)

68% of nTD[1] participants achieved a Hgb Increase of ≥1.5 g/dL during study period; 50% achieved a sustained Hgb response for ≥12 weeks



Any Hgb ≥1.5 g/dL
During the treatment period
Overall response
Mean Hgb ↑ ≥1 g/dL for ≥12 weeks
Major response
Mean Hgb ↑ ≥1.5 g/dL for ≥12 weeks
68%
59%
50%
0
20
40
60
80
% of Responders



Hemoglobin Change
Mean ΔHgb (g/dL)
2.0
1.5
1.0
0.5
0.0
-0.5
0
50
100
150
200
Study Day



FACIT-Fatigue Change
Mean Change
8
6
4
2
0
0
50
100
150
200
Study Day

67% of participants (n=9) receiving concomitant JAKi therapy achieved durable response

Response	Mean ± SD (days)
Time to first Hgb increase for major response	36 ± 18
Duration of response during treatment period	150 ± 27

17 of 22 nTD participants have received continuation treatment with median response not reached. Follow-up ongoing (maximum 14.7 months).

[1]nTD participants: Baseline Hgb <10 with 0 units PRBC in the 84 days prior to screening.* Participants dosed at 28-100 mg dose levels.

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DISC-0974 Anemia of MF Phase 1b Results

Hematologic response: TD Low participants (n=5)

100% of TD Low[1] participants achieved a ≥50% reduction in transfusion requirement; 80% of participants achieved TI-16 weeks^



Overall response
≥50% reduction in transfusion requirement
100%
Major response
TI ≥16 weeks
80%
0
20
40
60
80
100
% Responders



Hemoglobin Change
Mean ΔHgb (g/dL)
10
6
2
1
0
-1
-2
2 15 29 43 57 71 85 113 169
Study Day
110-008
110-015
110-020
101-045 #
110-018

No TD Low participants were receiving concomitant JAKi therapy

*Indicates transfusion; #Indicates patient receiving transfusion during treatment period.

Response	Mean ± SD (days)
TD Low duration of major response during treatment period	171 ± 4
5 of 5 TD Low participants have received continuation treatment with median response not reached. Follow-up ongoing (maximum 16.6 months).	

[1]TD Low: Participants receiving 1-2 units PRBC in the 84 days prior to screening. ^ with a minimum Hgb of 7 g/dL.

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DISC-0974 Anemia of MF Phase 1b Results

Hematologic response: TD High participants (n=5)

60% of TD High[1] participants achieved a ≥50% reduction in transfusion requirement; 40% of participants achieved TI-12 weeks^



Overall response
≥50% reduction in transfusion requirement
60%
Major response
TI ≥12 weeks
40%
0
20
40
60
80
% Responders



110-041
109-027
110-004
109-003
104-005
-84
-57
-28
1
29
57
85
113
141
EOS
Study Day

50% of participants (n=4) receiving concomitant JAKi therapy achieved ≥50% transfusion reduction; 25% achieved TI-12

Response	Mean ± SD (days)
TD High duration of major response during treatment period	127 ± 60

[1]TD High: Participants receiving 3-12 units PRBC in the 84 days prior to screening. ^ with a minimum Hgb of 7 g/dL; 2 TD-high participants were considered not evaluable due to incomplete data entry at time of data cut.

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nTD Response (n=9) TD High Response (n=4) During the treatment period Mean Hgb ↑ ≥1.5 g/dL for ≥12 weeks ≥50% reduction in transfusion requirement TI ≥12 weeks DISC-0974 Anemia of MF Phase 1b Results Hematologic response with concomitant JAKi therapy (n=13) Overall, 54% of participants receiving concomitant JAKi therapy achieved a major hematologic response

Treating wild-type mice with ruxolitinib reduced hemoglobin and induced anemia Adding a mouse analog of DISC-0974 reversed these effects, further decreasing hepcidin, increasing serum iron, and increasing hemoglobin DISC-0974 Alleviated Ruxolitinib-Induced Anemia in Mice Wild-type mouse model Target Engagement Hematologic Improvement Serum Hepcidin Serum Iron 0 20 Serum Hepcidin (ng/mL) 40 60 80 Vehicle Ruxolitinib (90 mg/kg)-BID DBIO-100 (20 mg/kg)-QW Ruxolitinib (90 mg/kg)-BID +DBIO-100 (20 mg/kg)-QW 0 20 Serum Iron (μmol/L) 40 60 80 Hemoglobin Ruxolitinib alone reduced Hgb by ~1.1 g/dL Adding DISC-0974 analog increased Hgb by ~0.9 g/dL HGB (g/L) 100 120 140 160 Vehicle Ruxolitinib (90 mg/kg)-BID DBIO-100 (20 mg/kg)-QW Ruxolitinib (90 mg/kg)-BID +DBIO-100 (20 mg/kg)-QW

Preferred Term 28 mg (n=7) 50 mg (n=12) 75 mg (n=9) 100 mg (n=6) Overall (n=35) Any TEAE 6 (85.7) 12 (100) 8 (88.9) 6 (100) 32 (94.1) Related AE 4 (57.1) 6 (50) 5 (55.6) 1 (16.7) 16 (47.1) SAE 1 (14.3) 2 (16.7) 0 1 (16.7) 4 (11.8) Common TEAEs in ≥5 participants Diarrhea 3 (42.9) 5 (41.7) 5 (55.6) 1 (16.7) 14 (41.2) Nausea 2 (28.6) 2 (16.7) 2 (22.2) 2 (33.3) 8 (23.5) Vomiting 1 (14.3) 2 (16.7) 0 3 (50.0) 6 (17.6) Constipation 0 4 (33.3) 1 (11.1) 0 5 (14.7) Fatigue 3 (42.9) 3 (25.0) 1 (11.1) 3 (50.0) 10 (29.4) Lymphocyte count decreased 1 (14.3) 2 (16.7) 2 (22.2) 1 (16.7) 6 (17.6) Dizziness 0 2 (16.7) 2 (22.2) 3 (50.0) 7 (20.6) Headache 1 (14.3) 1 (8.3) 1 (11.1) 2 (33.3) 5 (14.7) Dyspnea 0 1 (8.3) 2 (22.2) 2 (33.3) 5 (14.7) Hyperhidrosis 1 (14.3) 1 (8.3) 1 (11.1) 2 (33.3) 5 (14.7) Anemia 5 (71.4) 4 (33.3) 0 0 9 (26.5) Hypertension 0 3 (25.0) 3 (33.3) 0 6 (17.6) No TEAEs were reported at the 14 mg dose level. Related AEs occurring in ≥2 participants: diarrhea (n=6); SAEs: arthralgia, cellulitis related to cat scratch, cellulitis related to cat bite, and kidney infection; ≥Grade 3 AEs: anemia, lymphocyte count decreased, platelets decreased, cellulitis, kidney infection (same as SAE), muscular weakness, and headache. DISC-0974 Anemia of MF Phase 1b Results Safety

Overview of MF Anemia Market

DISC-0974 positioned to address all clinically significant patient types

>20K MF patients with anemia

	Transfusion Status			JAK Inhibitor Experience	
	nTD	**TD Low**	**TD High**	**On JAKi**	**Not on JAKi**
DISC-0974 Efficacy	**50%** Major response	**80%** Major response	**40%** Major response	**54%** Major response	**53%** Major response
	Any transfusion status			*With or without disease-directed treatment*	

Unmet Need

- Anemia and transfusions are associated with **high burden and poor survival**, regardless of other risk factors[1]
- 87% of MF patients develop anemia; most MF patients become more transfusion dependent over time
- Anemia symptoms **worsen QoL** regardless of transfusions

- JAKi can **worsen anemia**
- Anemia can drive JAK **discontinuation** or **suboptimal treatment choice / dose**
- Treating anemia separately may allow **JAKi regimen to be optimized**

Source: [1]Elena C, et al, Haematologica, 2010.

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Phase 2 MF Anemia Study Overview

Study Population

- N= ~90 (30 per cohort)
  - 12 patients carried over from Phase 1b*
- Adult patients with MF and anemia
  - Hgb <10 g/dL on ≥3 assessments over 12 weeks, or
  - 1 or more PRBC units transfused in 12 weeks
- Severity: DIPSS INT-1/High
- +/- JAK inhibitor permitted

Design

Screening (28 Days) → **Treatment Period** (6 Cycles q28 Days) → **Follow-Up** (28 Days) → **Continuation Treatment** (q28 Days – optional)

Open-Label, 3 cohorts
- nTD: N=30*
- TD Low: N=30*
- TD High: N=30*

Exploratory cohort
- momelotinib / pacritinib
  nTD, TD Low, or TD High; N=10

Flexibility to add exploratory cohorts

Key endpoints:

- Anemia response defined by cohort (TI, transfusion burden reduction, Hgb change)
- Iron, hepcidin, hematologic parameters
- FACIT fatigue score

Phase 2 Dosing: 50 mg, SC, q28 days

*Patients carried over from Phase 1b: nTD n=8, TD (Low + High) n=4

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DISC-0974 Anemia of NDD-CKD: Hepcidin, Iron, and Hgb 28 mg, 40 mg, and 60 mg SAD cohorts Substantial, durable, dose-dependent reduction in hepcidin and sustained increase in TSAT from baseline Safety: DISC-0974 demonstrated acceptable safety and tolerability at all evaluated dose levels; the majority of adverse events were deemed not related to DISC-0974, and all adverse events assessed as treatment-related were Grade 1 or 2 Early and sustained increase in mean reticulocyte hemoglobin across dose groups Increase in mean hemoglobin from baseline across dose groups, with maximal observed individual increases in hemoglobin up to +0.95 g/dL at 28 mg, +1.5 g/dL at 40 mg, and +1.8 g/dL at 60 mg Serum Hepcidin Serum TSAT Reticulocyte Hemoglobin Hemoglobin

Mouse analog of DISC-0974 supressed hepcidin, increased serum iron, and increased hemoglobin in anemic IBD mice Treatment also demonstrated disease-modifying and anti-inflammatory effects DISC-0974 in Other Anemias of Inflammation Inflammatory bowel disease mouse model Target Engagement Hematologic Improvement IBD Disease Modification RBC Count HGB (g/L) 0 50 100 200 150 Hgb RBC (10^12/L) 0 5 10 15 WBC Count Disease Activity Serum Iron WBC (10^9/L) 0 5 10 15 DAI Score Days 2 4 6 8 Serum Hepcidin Hepcidin (ng/mL 0 100 200 300 Serum Iron (μmol/L) 0 20 40 60 DAI Score = Disease Activity Index

MF Anemia Phase 2 study has been initiated with initial data expected H2 2025 CKD Anemia Phase 1b multiple-dose portion initiation by end of year, with data expected by end of 2025 Next Steps MF Phase 1b data demonstrate proof of concept for DISC-0974 across all clinically meaningful patient segments CKD Phase 1b SAD data demonstrate sustained pharmacologic activity and initial hematologic response with a single dose Multiple-dose portion will further explore optimal dose regimen to inform Phase 2a Preclinical IBD data provide further support for DISC-0974’s potential in anemias of inflammation DISC-0974 Summary and Next Steps DISC-0974 Summary

Agenda 01 Introduction and Summary John Quisel, JD, PhD, Chief Executive Officer 02 Bitopertin in EPP Review of Updated Data and Regulatory Path Will Savage, MD, PhD, Chief Medical Officer EPP Market Opportunity and Commercialization Approach Pamela Stephenson, MPH, Chief Commercial Officer 03 DISC-0974 Updated Data in Anemia of MF and Phase 2 Study Plan Will Savage, MD, PhD, Chief Medical Officer Preclinical Data in Anemia of IBD Will Savage, MD, PhD, Chief Medical Officer Closing Remarks John Quisel, JD, PhD, Chief Executive Officer 05 Q&A Session 06 04 DISC-3405 Phase 1b MAD and Preclinical SCD Data Will Savage, MD, PhD, Chief Medical Officer

Anti-TMPRSS6 mAb Induces Hepcidin Designed to limit iron levels with potential to address a wide range of hematologic disorders Promotes Iron Restriction Decreases GI Absorption Limits Iron Availability Increases Hepcidin Enables Endogenous Production of Hepcidin Erythrocytosis (PV) Ineffective Erythropoiesis Iron Overload Modulates RBC Production

DISC-3405 Phase 1 Healthy Volunteer Study Overview CONFIDENTIAL Single-Ascending Dose 75 mg IV 75 mg SC 150 mg SC 300 mg SC Multiple-Ascending Dose 150 mg SC (Q4W) 75 mg SC (Q4W) Key Endpoints/Measures: Iron, hepcidin, and other hematologic parameters, safety/tolerability N=8 per Cohort (6 Active, 2 Placebo) Assessment of safety, PK, hepcidin, and iron after each dose level 37.5 mg SC

DISC-3405 Phase 1 Healthy Volunteer Study Summary Dose-dependent increases in hepcidin and corresponding reductions in serum iron levels across all dose levels Deep and sustained reductions in serum iron (50-80% from baseline) Meaningful reductions in reticulocyte hemoglobin, hemoglobin, and hematocrit in both SAD and MAD cohorts Data set supportive of a once-monthly subcutaneous dosing regimen in polycythemia vera and iron-overload conditions DISC-3405 was well tolerated with no injection-site reactions

Iron Restriction in Sickle Cell Disease Potential for iron restriction through inhibition of TMPRSS6 to benefit SCD by reducing HbS concentration DISC-3405 in a Townes Model 3 and 10 mg/kg IP weekly for 8 weeks Reduced HbS concentration Improved markers of inflammation Improved markers of hemolysis Growing Body of Evidence for Iron Restriction for Disease Modification in Sickle Cell Disease

DISC-3405 Summary and Next Steps Polycythemia Vera Iron Overload Disorders Sickle Cell Disease Potential Development Opportunities for TMPRSS6 Inhibition Phase 2 study initiation in polycythemia vera in 1H 2025 Proof of mechanism in HVOL with reductions in hepcidin and increases in serum iron supportive of monthly dosing Preclinical SCD data showing decreased HbS concentration and improved markers of inflammation and hemolysis ASH Data Summary Next Steps

Agenda 01 Introduction and Summary John Quisel, JD, PhD, Chief Executive Officer 02 Bitopertin in EPP Review of Updated Data and Regulatory Path Will Savage, MD, PhD, Chief Medical Officer EPP Market Opportunity and Commercialization Approach Pamela Stephenson, MPH, Chief Commercial Officer 03 DISC-0974 Updated Data in Anemia of MF and Phase 2 Study Plan Will Savage, MD, PhD, Chief Medical Officer Preclinical Data in Anemia of IBD Will Savage, MD, PhD, Chief Medical Officer Closing Remarks John Quisel, JD, PhD, Chief Executive Officer 05 Q&A Session 06 04 DISC-3405 Phase 1b MAD and Preclinical SCD Data Will Savage, MD, PhD, Chief Medical Officer

Positive, durable benefits on hemoglobin and transfusion burden in anemia of MF across all meaningful patient types Preclinical data demonstrate potential to reverse the Hgb-lowering effects of ruxolitinib Demonstrated potential to treat additional anemias of inflammation with efficacy in a mouse model of IBD anemia Phase 2 study in MF initiated DISC-0974 Hepcidin Suppression Consistent, strong efficacy across BEACON and AURORA in adults and adolescents Patient survey highlights high burden of disease in EPP Defined path to registration with potential for accelerated approval Commercial readiness activities are well underway Summary of ASH Updates Bitopertin Heme Synthesis Modulator Increased hepcidin and reduced serum iron across all dose levels supportive of subcutaneous monthly dosing Meaningful changes in hematologic parameters with multiple doses Positive preclinical data in SCD demonstrating potential for disease modification Phase 2 study in PV to start in 2025 DISC-3405 Hepcidin Induction

Projected Upcoming Milestones and Events

Multiple additional data catalysts anticipated in the next 18 months

Program	Indication	H1 2025	H2 2025	2026
Bitopertin Heme Synthesis Modulator	**Erythropoietic Porphyrias (EPP and XLP)**	• Feedback from Type C Meeting with FDA • APOLLO Study Initiation	*Guidance on NDA timing to be provided in Q1 2025*	
	Diamond-Blackfan Anemia (DBA)	• IIT ongoing →	→	
DISC-0974 Hepcidin Suppression	**Anemia of Myelofibrosis (MF)**		• Initial Phase 2 Data	• Final Phase 2 Data
	Anemia of Chronic Kidney Disease (CKD)		• Phase 1b Multiple-Dose Data	• Phase 2a Initiation • Initial Phase 2a Data
DISC-3405 Hepcidin Induction	**Polycythemia Vera**	• Phase 2a Study Initiation		• Phase 2a Data

Supported by a strong cash position with runway well into 2027

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Agenda 01 Introduction and Summary John Quisel, JD, PhD, Chief Executive Officer 02 Bitopertin in EPP Review of Updated Data and Regulatory Path Will Savage, MD, PhD, Chief Medical Officer EPP Market Opportunity and Commercialization Approach Pamela Stephenson, MPH, Chief Commercial Officer 03 DISC-0974 Updated Data in Anemia of MF and Phase 2 Study Plan Will Savage, MD, PhD, Chief Medical Officer Preclinical Data in Anemia of IBD Will Savage, MD, PhD, Chief Medical Officer Closing Remarks John Quisel, JD, PhD, Chief Executive Officer 05 Q&A Session 06 04 DISC-3405 Phase 1b MAD and Preclinical SCD Data Will Savage, MD, PhD, Chief Medical Officer